Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

WITHOUT PREJUDICE

STRICTLY CONFIDENCE

[***] Product Agreement

This [***] Product Agreement (hereinafter referred to as the “Agreement”) is made at [***] and entered into effective as of 26 day of July 2024 (the “Effective Date”)

BETWEEN

[***], a company registered under the [***] organized and existing under the laws of the [***] of [***] through its authorized representative [***] (hereinafter referred to as the “[***]” or the “Licensor”) which expression shall, unless repugnant to the context or meaning hereof, mean and include its successors, executors, administrators, legal representatives and assigns of the One Part

AND

AmpliTech Group via its AGTGSS Division, a company registered in the United States of America, organized and existing under the laws of Nevada USA (hereinafter referred to as the “Licensee”) which expression shall, unless repugnant to the context or meaning hereof, mean and include its successors, executors, administrators, legal representatives and assigns of the Other Part

WHEREAS

Licensor is engaged in the development and manufacturing of certain products, including the product described in Exhibit A hereto (“the Licensed Product’”).

The Licensee desires to license the intellectual property rights attached to the Licensed Products and to buy the Licensed Products as described in Exhibit A for the purpose of marketing and selling the Licensed Product under [***].

Licensor has accepted the offer of the Licensee and is willing to provide the Licensed Products in accordance with such terms and conditions.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained herein, the parties hereto hereby agree and witnesseth as follows:

1. CONSTRUCTION AND DEFINITIONS.

Section headings used in this Agreement are inserted for the purpose of convenience only and are not intended to affect the meaning or interpretation of any provision in this Agreement Unless expressly stated otherwise, references in this Agreement to “Sections” mean sections of this Agreement and include all subsections thereof. For the purpose of the construction and interpretation of this Agreement, the words “including,” “include,” “includes,” and “such as” are not terms of limitation, but rather will be deemed to be followed by the words “without limitation,” and the words “herein,” “hereof,” and “hereunder” refer to this Agreement as a whole. All references to days (other than business days) and quarters in this Agreement mean, respectively, calendar days and calendar quarters. References to “third party” or “third parties” do not mean either Party or any Affiliate of either Party. Whenever a Party’s approval or consent is required under this Agreement, the Party may grant or withhold its consent, or impose conditions on granting its consent, in its absolute discretion without any requirement to act reasonably, unless expressly stated otherwise.

1.1 “Affiliate” means an entity which controls, is controlled by or is under common control with a party hereto; where “control” means that the controlling party directly or indirectly has the beneficial ownership of more than fifty percent of the controlled entity’s shares or ownership interest giving the power to direct or cause the direction of the general management of the controlled entity. An entity shall be an Affiliate only during the time when such control exists;

1.2 “Agreement” means this License Agreement and its schedules, exhibits and any subsequent amendments;

1.3 “Intellectual Property Rights” means patents, rights to inventions, trademarks, design rights, copyrights (including rights in computer software and databases), database rights, domain names, know-how, wade secrets, rights in confidential information and all other intellectual property rights, in each case whether registered or unregistered and including all applications (or rights to apply) for, and renewals or extensions of, such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world;

1.4 Fee: means any fees payable by Licensee to Licensor under this Agreement, as set out in Exhibit;

1,5 “Licensed Product” means the Products [***] by Licensor as further described in Exhibit 1 of this Agreement.

2. TERM OF AGREEMENT

This Agreement shall commence on the date set forth above and shall continue for a period of 2 years until terminated by either party upon 30 days’ written notice to the other party. In addition, either party may terminate this Agreement immediately, after the initial period of 2 years, upon written notice to the other party in the event of a material breach by the other party of any of the terms and conditions of this Agreement.

The consequences of the termination of the Agreement are set up in article 12.

3. GRANT OF LICENSE

Subject to the terms and conditions of this Agreement and the Licensee’s compliance thereof to the terms and conditions of this Agreement, Licensor hereby grants the Licensee a personal, non-transferable, and exclusive license for 18 months from the signing of the contract for the United States, which is itself inclusive of the contiguous 48-states, Alaska, Hawaii, all Insular territories and commonwealths (regardless of incorporation, organization, or habitation), dependent areas, maritime territories, foreign trade zones, federal enclaves, and extraterritorial holdings, and for the maximum period of ancillary rights prescribed by law that may follow, without the right to sublicense, to use the Intellectual Property Rights attached to the Licensed Product for the sole purpose of marketing, selling, renting, deployment, maintenance of the Licensed Products under [***].

Licensor further grants the Licensee’s end customer a personal, non-exclusive, non-transferable limited license, without the right to sublicense, to use the Licensed Product for its internal purpose under [***], for the maximum period prescribed by law.

The Intellectual Property Rights attached to the Licensed Products shall at all the time remain the property of the Licensor and neither the Licensee nor any third party to whom the Licensee Sells or rents the Licensed Product shall claim to be the owner of the Intellectual Property Rights attached to the Licensed Products.

4. LICENSEE’S RESTRICTIONS AND OBLIGATIONS

4.1 Licensee shall not use the Licensed Product for any purpose other than in compliance with the Grant of License as detailed and described in Section 3 hereinbefore.

4.2 Licensee shall not distribute or provide Licensed Product to a third party except as permitted by this Agreement or expressly agreed and consented to by Licensor in writing.

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4.3 Except to the extent permitted in Section 3 or by applicable law, Licensee, its end customer and any third party to whom it sells or rents, shall not (i) copy, decompile, decrypt, reverse engineer, disassemble, modify, or create derivative works of the Licensed Material or development hardware or attempt to reconstruct or discover any source code or underlying ideas or algorithms of Licensed Software or Licensee modifications; (ii) remove, alter or obscure any product identification, copyright or other intellectual property notices embedded within or on the Licensed Product to any third party.

4.4 The Licensee shall keep the Licensed Material secure at all times, using the same or substantially similar measures that it uses to protect its own confidential information and/or trade secrets of similar commercial importance, but no less than a reasonable standard. The Licensee shall also undertake reasonably commercial efforts to ensure its end customers or third-parties receiving any Intellectual Property under this agreement likewise maintain the protection of any such confidential information and/or trade secrets through execution of an agreement that provides for no less a restrictive obligation than set forth above.

4.5 The Licensee shall neither design nor utilize any employee to design a technology that is intended to replace or compete with the Licensed Product licensed by Licensor under this Agreement to Licensee through use of any confidential information and/or trade secret provided to Licensee by Licensor. The Licensee shall also undertake reasonably commercial efforts to ensure its end customers or third-parties receiving any Intellectual Property under this Agreement similarly perform through execution of an agreement that provides for no less a restrictive obligation than set forth above.

5. INTELLECTUAL PROPERTY

5.1 Ownership: Licensor is and shall remain the sole and absolute owner of all the intellectual property rights, in and to the Licensed Product, and also in and to all modifications, enhancements, updates, upgrades & derivative works thereof made by or for Licensor,

5.2 Covenant: Licensor guarantees to the Licensee he is the sole owner of the intellectual property rights on the Licensed Product. In case the Licensee and any expressly permitted transferee of Licensee’s right under this Agreement (each a “transferee”) shall not enjoy in a peaceful the rights in compliance with the Grant of License as detailed and described in Section 3 hereinbefore, the Licensee or the transferee shall be entitled to assert, commence, assist, advise or prosecute claim, action or proceeding alleging that the sale, rent, offer to sell, importation, distribution or other exploitation of Licensed Product or of any derivative work or modified version thereof, infringes or violates the Licensee’s or transferee’s intellectual property rights in the Licensed Product.

5.3 Feedback: Licensee agrees that any feedback or ideas Licensee provides to Licensor regarding any Licensed Product or any suggested improvements thereto (together “the feedback”) will be the exclusive property of Licensor. Licensee shall nevertheless receive a grant-back license for the Feedback in accordance with the License granted in Section 3 above.

6. FEES, PAYMENTS AND TAXES

6.1 Licensee agrees to pay to Licensor the Fees set forth in Exhibit 1 of this Agreement attached herewith.

6.2 Payment Terms: Unless agreed otherwise in writing, the Fee shall be payable in advance. All payments shall be made in USD/[***].

6.3 Taxes: All amounts payable under this Agreement are stated exclusive of value-added tax (if any) and all other taxes and duties, and shall be paid free and clear of all deductions and withholdings unless the deduction or withholding is required by law. If any deduction or withholding is required by law Licensee shall pay Licensor such sum as well, after the deduction or withholding has been made, and thereby leave Licensor with the same amount as it would have been entitled to receive in the absence of any such requirement to make a deduction or withholding.

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6.4 All payments to be made under this Agreement shall be made in full without any set-off for any reason whatsoever. It is made clear that in case Licensor carries out additional work at the request of Licensee which is not defined in this Agreement, then Licensor shall charge for such services at an additional rate which shall be informed by Licensor to the Licensee, and such amounts shall be in addition to the payments already agreed under this Agreement.

7. SUPPLY OF COMPONENTS, DEVELOPMENT HARDWARE & LICENSED PRODUCTS

The Licensee shall order Licensed Products from Licensor or in Licensor’s sole discretion, from Licensor’s affiliated companies, at the list prices as quoted to Licensee in writing. All orders are subject to acceptance and will be governed by the Licensor’s or Licensor’s affiliated company’s then-current standard terms and conditions of sale mentioned in the Agreement. In no event shall any standard terms and condition abrogate, nullify, or adversely affect any right, obligation, or benefit of the Licensee received under this Agreement.

8. DISCLAIMERS AND LIMITATION OF LIABILITY

8.2 Indemnification: The Licensee shall indemnify, defend, and hold the Licensor harmless from and against any and all claims, damages, liabilities, costs, and expenses, including reasonable attorneys’ fees, arising out of or in connection with any use of the Product that exceeds or is otherwise in violation of the scope of this Agreement or the [***].

8.3 To the maximum extent permitted by applicable law: in no event shall Licensor or its affiliates be liable for any loss of data, lost profits, goodwill, or cost of procurement of substitute goods or services, or for any special, incidental, consequential indirect damages arising under, related to, or in connection with any use of the Product that exceeds or is otherwise in violation of the scope of this Agreement or the use or operation of the Licensed Product that exceeds or is otherwise in violation of the scope of this Agreement, in whole or in part however caused and under any theory of liability; (2) in no event shall the Licensor or its affiliates be held liable for any loss, damage, or costs whatsoever arising out the use of the product. If any liability of Licensor or its affiliates arises hereunder, related to. or in connection with this Agreement, Licensor shall not be liable for any amount exceeding the amount of Fees received from the Licensee for the applicable Licensed Product in the three (3) months immediately preceding the events giving rise to such liability. These limitations and exclusions shall apply regardless of whether such loss was reasonably foreseeable or has been advised of the possibility of such damages and notwithstanding the failure of the essential purpose of any limited remedies herein.

9. SHIPMENT

Unless otherwise stated in SOW or the Purchase Order, all the Products manufactured and supplied under this Agreement shall be on Exworks -Licensor

10. PRODUCT WARRANTY

The Product manufactured and supplied under this Agreement shall be free from defects in the material and workmanship of Licensor for a period of l2 (twelve) months from the date of invoice. All the warranties are on Exwork-Licensor factory basis. The Licensor shall repair or replace the Licensed Product or provide a suitable substitute in the event the Product exhibits a defect that inhibits, prohibits, or otherwise causes the inability of the Product to satisfy the terms and conditions of this Agreement.

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11. CONFIDENTIALITY

11.1 Licensee, its end customer and any third party to whom it sells or rents, shall maintain the confidentiality of the Licensed Product as the proprietary trade secrets of Licensor. Licensee represents to Licensor that it maintains a system of confidentiality consistent with commonly accepted practices to protect its own confidential business information, including written agreements with employees, and that the Licensed Product will be protected by such a system to the same extent, but in no event with less than reasonable care. To the maximum extent permitted by applicable law, in no event shall the Licensee or its Affiliates be liable for any confidentiality breach.

11.2 Notification of unauthorized use. Licensee will promptly notify Licensor if Licensee becomes aware of any unauthorised use of the Licensed Product or violation or threatened violation of Licensor’s intellectual property rights therein. Licensee agrees to cooperate with Licensor and render such assistance as Licensor may request to identify, halt and/or prevent any violation of the provisions of this agreement.

11.3 Announcement: Except as required to satisfy legal disclosures and financial reporting requirements, neither party may use the name of the other party in any news release, public announcements, advertisements or other form of publicity without the prior written consent of the other party.

12. TERMINATION.

12.1 Termination by Parties with Cause. a party may terminate this Agreement with immediate effect for any breach by the other party by electronic or other means likely to cause undue harm to Licensor or the Licensee. In such case, it is not required to give any notice but the reason for the termination has to be cited. However, it may be given at least a 30 daytime period to the other party for curing such defect. If the other party fails to cure the defect within the stipulated time, the Agreement may be terminated with immediate effect without any notice and seek other appropriate equitable and legal remedies as deemed necessary to protect the interests hereunder.

12.2 Termination by parties without cause: It is further agreed that either Party can terminate this Agreement at any time by giving to the other party a 30 days prior notice without citing any reason, This paragraph 12.2 is not applicable to this agreement. Licensor agrees to remove it from this agreement. Name [***]

Date 26/07/2024.

12.3 Effects of Termination. Upon termination of this agreement in any manner whatsoever or upon expiration of this Agreement, Licensee agrees to immediately cease all use of, and destroy, all copies (including backup copies) of Licensed Material, including all tangibles incorporating any such items and promptly to certify to Licensor in writing that Licensee has done so.

12.4 Each party’s rights and obligations under the following provisions of this Agreement shall indefinitely survive the termination of this Agreement: Sections 5 (Ownership); 8 (Disclaimers and Limitation of Liability); 9 (Limitation of Liability), 11 (Confidentiality) and 12 (General).

13. GENERAL.

13.1 Export Compliance. Licensee shall adhere to all applicable import and export laws and regulations of the Licensee’s country, without limitation. This Agreement may involve items and information that are subject to the U.S. government’s International Traffic in Arms Regulations (ITAR) or Export Administration Regulations (EAR). The importer/exporter of record shall not export, re-export, resell, transfer, or disclose, directly or indirectly, any products or technical data, to any proscribed person, entity, or country, or foreign persons thereof, unless properly authorized by the U.S. government and/or any other applicable or relevant government or regulatory body.

13.2 Governing Law. This Agreement and its performance will be governed by, subject to, and construed in accordance with the laws of the United States, excluding conflict of law rules. The parties specifically exclude from application to this Agreement the United Nations Convention on contracts for the International Sale of Goods.

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13.3 Jurisdiction. The Jurisdiction for the purpose of this agreement shall be the state and federal courts of the State of New York, Suffolk County,

13.4 ARBITRATION

a) If a dispute arises between the Parties hereto, in connection with this Agreement, the Parties hereto shall endeavor to settle such disputes amicably by referring the matter to the London Court of International Arbitration.

b) In case the Parties fail to settle their disputes in mediation, either Party shall be entitled to refer the disputes to arbitration under the aegis of the [***], [***], [***]. Cost of arbitration shall be mutually borne by the parties.

c) The Arbitration proceedings shall be conducted in [***], and the same shall be governed by the provisions of the [***], 1996, or any statutory modification as may be then in force. The Arbitration shall be conducted in English. The order passed by the Arbitrator shall be final and binding upon the Parties. Cost of arbitration shall be mutually borne by the parties unless anything contrary to this is passed in the order.

13.5 Assignment. Licensee shall not assign this Agreement or transfer any of the rights or obligations under this Agreement, in whole or in part, by operation of law or otherwise, without the prior written consent of Licensor. Any merger, acquisition, reorganization, change of control, or the like, involving Licensee shall be deemed an assignment in violation of the foregoing. Subject to the foregoing, this Agreement will be for the benefit of Licensor and its successors and assigns, and will be binding on Licensee’s permitted assignees.

13.6 Allocation of Risk. the parties acknowledge and agrees that each provision of this Agreement that provides for a disclaimer of warranties or an exclusion or limitation of damages represents an express allocation of risk, and is part of the consideration of this Agreement.

13.7 Waiver; Amendment. No waiver, express or implied, by either party of any right or remedy for any breach by the other party of any provision of this Agreement will be deemed or construed to be a waiver of any succeeding breach of such provision or as a waiver of the provision itself or of any other breach or provision. No waiver of or modification or amendment to this Agreement will be effective unless reduced to writing and executed by authorized representatives of the parties.

13.8 Severability. If any provision of this Agreement is found unenforceable, illegal, void or invalid in whole or in part, then it shall, to that extent, be deemed not to form part of this Agreement and the remainder of the Agreement will remain in full force and effect.

13.9 Notices, Any notices required or permitted by this Agreement shall be in writing and shall be delivered as follows, with notice deemed given as indicated: (i) by personal delivery, when delivered personally; (ii) by courier, upon written verification of receipt; (iii) by facsimile transmission, upon acknowledgment of receipt of electronic transmission, provided that notice is also provided by one of the other methods herein within five (5) days thereafter, or (iv) by certified or registered mail, return receipt requested, upon verification of receipt. (6) by email at the email address of Licensor at [***] and at the email address of Licensee at [***] Notice shall be sent to the addresses set forth above, or to such other address as either party may specify in writing.

13.10 Entire Agreement. This Agreement represents and constitutes the entire agreement between the parties with respect to the Licensed Product, and supersedes all prior or contemporaneous discussions, representations, arrangements, understandings or agreements, written or oral, regarding the subject matter hereof. No additional terms or modifications proposed by Licensee shall be binding on Licensor unless expressly agreed to in writing and signed by Licensor.

13,11 Interpretation. By signing below, Licensee acknowledges and agrees that it has read and understood this Agreement has had an opportunity to discuss this Agreement with its legal and other advisors, and agrees to be bound by the terms and conditions of this Agreement. This Agreement shall be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

13.12 Independent Contractors. The relationship between Licensor and Licensee is that of independent contractors and on Principal to Principal basis. Licensor and Licensee are not joint venturers, partners, principal and agent, master and servant, or employer and employee, and Licensor and Licensee have no relationship other than as independent contracting parties.

13,13 Counterparts. The parties may execute this Agreement in counterparts, including facsimile, PDF, and other electronic copies, which taken together will constitute one instrument. A facsimile of an original signature or electronically signed version transmitted to the other party is as effective as if the original was sent to the other party.

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IN WITNESS WHEREOF, the parties hereto have duly signed and executed this Agreement on the date, month and year first aforementioned.

By: /s/ Fawad Maqbool
Printed Name: Fawad Maqbool
[***]	Title: CEO/CTO Amplitech Group
Execution Date: July 22, 2024
By: [***]	Witness: Jorge Flores, COO
Printed Name: [***]
Title: VP,Sales [***]
Execution Date: 26/07/2024
Witness: [***]

Finance Controller

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Exhibit 1

1. Licensed Product: [***].

Note: SOURCE CODE WILL NOT BE SHARED UNLESS AGREED OTHERWISE IN WRITING BY Licensor.

Fees:

One Time Commercial License:

1. License Fees: As per the Exhibit 1 Proposal. A $350,000 initial payment will be made to Licensor towards the total cost of licensing and certification fees upon signing of this Agreement.

b. Annual Support:

i.Annual Support Fees:

ii.Annual Support Deliverables: N/A

(_ Man Months) of Offshore Support from [***]

c. IP Development Fee: N/A

d. IP Customization Fees: N/A

e. IP Royalty Fee: N/A

14.1. Software IP License Fee

The following outlines the license fee for Software/Product IPs.

S No.	Product	Description	UOM	License Fee
1	[***]	[***]	One time Per 51X License
2	[***]	[***]	One time Per SKI.’ License
3	[***]	[***]	One time Per SKU License
4	[***] Software	[***] Software IP	Per License
5	[***] Software	[***] Software IP	Per License	$1,250,000
		Total		$1,250,000

1. One complete setup with [***] will be provided as per the license. Details are mentioned below

Equipment [***]	Qty 2
[***]	1
[***]	1
[***] Software IP	1
[***] Software IP	1
[***]	1
[***]	2

2. Core would come from a partner like [***].

3. [***] shall be honed on the private and public cloud. This cloud shall be enabled by Amplitech.

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14.3. Lab,Mold and Certification Charges

Licensor can also provide support for product certification through its partner labs, ensuring compliance with market standards and regulatory requirements.

One time certificat[i]on Cost [***]	The Estimate price [***]
[***]	[***]
[***]	[***]
[***]	[***]
[***] [***] [***]	[***]
Total	[***]

14.4. Certification Timelines

Description	Tentative Duration
CE Certification	2-4 Weeks
FCC Certification	6-8 Weeks
CBRS + FCC Certification	12-16 Weeks

[***]

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